EXHIBIT 99.A

NOTE:

    This Debt by Issuer Schedule details the interest rates, maturity dates and principal amounts outstanding under our and our subsidiaries’ outstanding debt obligations. This Schedule does not contain all the information about our outstanding debt that may be important to you. Additional information about our outstanding debt obligations is contained in, and this Schedule is subject to, the disclosures in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as filed with the Securities and Exchange Commission.

    The information in this Debt by Issuer Schedule is accurate as of December 31, 2005 when posted on our website. Although we may periodically update the information posted to our website, we undertake no obligation to do so.

El Paso Corporation
Debt by Issuer
As of December 31, 2005
($ in Thousands)

	Interest		Maturity		Principal
Description	Rate		Date		12/31/05

El Paso Corporation - 550 MM Euro	5.750%	(1)	3/14/2006		26,215
El Paso Corporation - CGP	6.500%		5/15/2006		109,500	(4)
El Paso Corporation - CGP	7.500%		8/15/2006		204,908	(4)
El Paso Corporation	7.625%		8/16/2007		272,102
El Paso Corporation - Sonat	6.750%		10/1/2007		75,172
El Paso Corporation	6.950%		12/15/2007		300,000
El Paso Corporation - Sonat	6.625%		2/1/2008		100,000
El Paso Corporation - CGP	6.500%		6/1/2008		200,000	(4)
El Paso Corporation - CGP	7.625%		9/1/2008		215,000	(4)
El Paso Corporation - CGP	6.375%		2/1/2009		200,000	(4)
El Paso Corporation - 500 MM Euro	7.125%	(1)	5/6/2009		592,450
El Paso Corporation	6.750%		5/15/2009		495,000
El Paso Corporation - Term Loan	LIBOR + 2.75%		11/23/2009	*	1,225,000
El Paso Corporation - EPGT	7.800%		6/14/2010		20,000
El Paso Corporation - CGP	7.750%		6/15/2010		400,000	(4)
El Paso Corporation - CGP	10.750%		10/1/2010		56,573	(4)
El Paso Corporation	7.000%		5/15/2011		470,000
El Paso Corporation - Sonat	7.625%		7/15/2011		595,000
El Paso Corporation - CGP	9.625%		5/15/2012		150,000	(4)
El Paso Corporation - EPGT	9.000%		5/30/2012		15,000
El Paso Corporation	7.875%		6/15/2012		465,000
El Paso Corporation	7.375%		12/15/2012		300,000
El Paso Corporation - Sonat	7.000%		2/1/2018		100,000
El Paso Corporation - Zero Coupon Convertible	4.000%		2/28/2021	(2)	611,149
El Paso Corporation - CGP	6.700%		2/15/2027	(3)	200,000	(4)
El Paso Corporation - CGP	6.950%		6/1/2028		200,000	(4)
El Paso Corporation	8.050%		10/15/2030		300,000
El Paso Corporation	7.800%		8/1/2031		700,000
El Paso Corporation	7.750%		1/15/2032		1,100,000
El Paso Corporation - CGP	7.750%		1/15/2032		112,440	(4)
El Paso Corporation - CGP	7.750%		10/15/2035		37,560	(4)
El Paso Corporation - CGP	7.420%		2/15/2037		200,000	(4)

Total El Paso Corporation (Holding Company)					$10,048,069

ANR Pipeline Company	13.750%		3/5/2010		12,100
ANR Pipeline Company	8.875%		3/15/2010		300,000
ANR Pipeline Company	9.625%		11/1/2021		300,000
ANR Pipeline Company	7.375%		2/15/2024		125,000
ANR Pipeline Company	7.000%		6/1/2025		7,484

Total ANR Pipeline Company					$ 744,584

Colorado Interstate Gas Company	5.950%		3/15/2015		200,000
Colorado Interstate Gas Company	6.800%		11/15/2015		400,000
Colorado Interstate Gas Company	6.850%		6/15/2037	(5)	100,000

Total Colorado Interstate Gas Company					$ 700,000

El Paso Natural Gas Company	7.625%		8/1/2010		355,000
El Paso Natural Gas Company	8.625%		1/15/2022		260,000
El Paso Natural Gas Company	7.500%		11/15/2026		200,000
El Paso Natural Gas Company	8.375%		6/15/2032		299,750

Total El Paso Natural Gas Company					$ 1,114,750

Southern Natural Gas Company	6.700%		10/1/2007		100,000
Southern Natural Gas Company	6.125%		9/15/2008		100,000
Southern Natural Gas Company	8.875%		3/15/2010		400,000
Southern Natural Gas Company	7.350%		2/15/2031		300,000
Southern Natural Gas Company	8.000%		3/1/2032		300,000

Total Southern Natural Gas Company					$ 1,200,000

Tennessee Gas Pipeline Company	6.000%		12/15/2011		85,792
Tennessee Gas Pipeline Company	7.500%		4/1/2017		300,000
Tennessee Gas Pipeline Company	7.000%		3/15/2027	(6)	300,000
Tennessee Gas Pipeline Company	7.000%		10/15/2028		400,000
Tennessee Gas Pipeline Company	8.375%		6/15/2032		240,000
Tennessee Gas Pipeline Company	7.625%		4/1/2037		300,000

Total Tennessee Gas Pipeline Company					$ 1,625,792

El Paso Exploration & Production Company- Revolver	LIBOR + 1.875%		8/30/2010		500,000
El Paso Exploration & Production Company	7.750%		6/1/2013		1,200,000

Total El Paso Exploration & Production Company					$ 1,700,000

El Paso Tennessee Pipeline Co.	10.000%		3/15/2008		26,388
El Paso Tennessee Pipeline Co.	9.000%		11/15/2012		1,149
El Paso Tennessee Pipeline Co.	7.250%		12/15/2025		23,206

Total El Paso Tennessee Pipeline Co.					$ 50,743

Cheyenne Plains Gas Pipeline Company, LLC	Variable		3/15/2015	*	263,177

Total Cheyenne Plains Gas Pipeline Company, LLC					$ 263,177

Other Financings:
Blue Lake Gas Storage	Variable		3/31/2006	*	1,800
El Paso Rio Claro Ltda - Macae Project	Variable		2/15/2008	*	224,908
El Paso Energy Capital Trust I	4.750%		3/17/2028		324,892
Coastal Finance I	8.375%		6/30/2038		300,000	(7)
Capital Lease Obligations					9,241
Other Misc Debt					346

Total Other Financings					$ 861,187

Unamortized Discounts/Premiums					(55,940)
Adjustments to Debt due to Fair Value Hedges					(18,312)

Total					$ (74,252)

Total El Paso Corporation Debt					$18,234,050

Notes:
* Amortizing Debt
(1) EURO coupon rate
(2) $603 million was put to us in February 2006.
(3) Puttable on 2/15/2007
(4) In December 2005, this debt was exchanged or assumed by El Paso Corporation from El Paso CGP Company, L.L.C.
(5) Puttable on 6/15/2007
(6) Puttable on 3/15/2007
(7) Fully redeemed February 2006